                                  WARRANT AGREEMENT


                                       BETWEEN

                            BROTHERS WARRANT HOLDINGS I,
                           A CALIFORNIA GENERAL PARTNERSHIP

                                         AND

                            BROTHERS GOURMET COFFEES, INC.
                            DATED AS OF DECEMBER 27, 1996




THE WARRANT AND WARRANT SECURITIES TO BE RECEIVED UPON EXERCISE OF THE WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR QUALIFIED UNDER ANY STATE SECURITIES LAWS. THE WARRANT AND WARRANT SECURITIES, AS THE CASE MAY BE, MAY NOT BE OFFERED, SOLD, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED, WHETHER OR NOT FOR CONSIDERATION, IN THE ABSENCE OF (1) AN EFFECTIVE REGISTRATION STATEMENT AND QUALIFICATION IN EFFECT WITH RESPECT TO THE WARRANT AND WARRANT SECURITIES, AS THE CASE MAY BE, UNDER THE SECURITIES ACT AND UNDER ANY APPLICABLE STATE SECURITIES LAWS OR (2) AN EXEMPTION FROM SUCH REGISTRATION AND QUALIFICATION.

                                  WARRANT AGREEMENT

          THIS WARRANT AGREEMENT (this "AGREEMENT") is dated as of the 27th of December, 1996, and executed by and between BROTHERS WARRANT HOLDINGS I, A CALIFORNIA GENERAL PARTNERSHIP ("BWHI"), and BROTHERS GOURMET COFFEES, INC., a Delaware corporation (the "COMPANY").

          WHEREAS, the Company has agreed to grant to BWHI or its assigns a common stock warrant in the form attached hereto as EXHIBITS A hereto (the "WARRANT") to acquire shares of the Company's Common Stock. This Agreement sets forth certain rights and obligations of the Company and BWHI with respect to the Warrant.

          NOW, THEREFORE, in consideration of the foregoing and the mutual covenants, representations, warranties and agreements contained in this Agreement, the parties hereto agree as follows:

                                   I.  DEFINITIONS

          Section 1.01 DEFINED TERMS. As used in this Agreement, the following capitalized terms shall have the meanings respectively assigned to them below, which meanings shall be applicable equally to the singular and plural forms of the terms so defined. Terms not otherwise defined herein shall have the meanings ascribed to such terms in that certain Securities Purchase Agreement, dated September 20, 1996, between the Company and Siena Capital Partners, L.P. (the "BRIDGE LOAN AGREEMENT"), and that certain Senior Subordinated Note Agreement dated December 27, 1996, between the Company and Dilmun Financial Services (the "SUBORDINATED LOAN AGREEMENT"). To the extent of any conflict in defined terms in the Bridge Loan Agreement and the Subordinated Loan Agreement, the definitions in the Subordinated Loan Agreement shall govern. To the extent of any conflict or inconsistency in the information contained in the DISCLOSURE SCHEDULE and the SCHEDULES, unless clearly indicated otherwise, the information set forth in the Schedules shall govern and/or be controlling.

          "ADJUSTMENT TRANSACTION" shall mean any of: (i) the issuance or sale of Common Stock, Class B Common Stock or Common Stock Equivalents for less than Fair Value (as hereinafter defined) (other than delivery of shares of Common Stock upon exercise of this Warrant), in addition to the number of shares outstanding as of the date hereof, as disclosed herein, including, without limitation, any issuance of Common Stock, Class B Common Stock or Common Stock Equivalents in connection with the settlement of that certain litigation disclosed as Items 1.5(n)1, 2 and 3 in the DISCLOSURE SCHEDULE and Items 1., 2., 3. and 4. in the Schedules (the "SETTLEMENT STOCK"), which Settlement Stock is valued at less than Fair Value as of the date of such settlement or as of the date such Settlement Stock is actually tendered to the participants in said litigation, (ii) the declaration of a Dividend upon, or distribution in respect of, any of the Company's capital stock, payable in Common Stock or Common Stock Equivalents, (iii) the subdivision or combination by the Company of its outstanding Common Stock into a larger or smaller number of shares of Common Stock, as the case may be, (iv) any capital reorganization or reclassification of the Common Stock or Class B Common Stock of the Company, (v) the consolidation or merger of the Company or any Subsidiary (as hereinafter defined) with or into another corporation, (vi) the sale or transfer or other disposition of all or substantially all of the property of the Company, (vii) the dissolution, liquidation or winding up of the Company or (viii) any event as to which the foregoing clauses are not strictly applicable, but the failure to make an adjustment in the Exercise Price hereunder would not fairly protect the purchase rights, without dilution, represented by the Warrant.

          "CLASS B COMMON STOCK" shall mean Class B Common Stock, $.0001 par value per share, of the Company.

          "COMMON EQUITY" shall mean the total equity interest in the Company represented by the Common Stock and the Class B Common Stock and shall include Common Equity resulting from any reorganization, reclassification or recapitalization or similar event.

          "COMMON STOCK" shall mean common stock, $.0001 par value per share, of the Company.

          "COMMON STOCK EQUIVALENTS" shall mean all options, warrants (including the Warrant), convertible securities, securities and other rights (in each case whether now existing or hereafter issued or arising) to acquire from the Company shares of Common Stock or Class B Common Stock (without regard to whether such options, warrants, convertible securities, securities and other rights are then exchangeable, exercisable or convertible in full, in part or at all).

          "DISCLOSURE SCHEDULE" shall mean the schedules to the Bridge Loan Agreement.

          "DIVIDEND" means, as to any Person (as hereinafter defined), any declaration or payment of any dividend (other than a stock dividend) on, or the making of any pro rata distribution, loan, advance, or investment to, any shares of capital stock of such Person.

          "EXCHANGE ACT" shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder, and any successor provisions thereto.

          "EXERCISE PRICE" shall have the meaning given in the Warrant, as adjusted from time to time pursuant to the terms of the Warrant and this Agreement.

          "EXPIRATION PERIOD" means the period commencing on the date hereof through and including the seventh anniversary of the date hereof or, in the event the seventh anniversary is not a Business Day (as hereinafter defined), the next succeeding Business Day.

          "EXERCISE QUANTITY" shall mean the number of shares of Common Stock, determined from time to time, taking into account all shares of Common Stock theretofore issued upon exercise of the Warrant, required to be issued by the Company to the Holders of the Warrant. Exercise Quantity shall initially have the meaning given in the Warrant, and may be adjusted from time to time, pursuant to the provisions of the Warrant and this Agreement.

          "FAIR VALUE" means, so long as, (a) the Company maintains its listing on a national stock exchange, the NASDAQ system or another inter-dealer quotation system; and (b) there exists and is continuing a public float having a minimum value of $15 million based on an average trailing twenty (20) trading-day period, to the extent such definition is applicable, with reference to the Warrant Securities (as hereinafter defined) and the Common Stock on a per share basis, the current market price per share of the Common Stock as of any date of determination. Notwithstanding the foregoing, in the event the standards set forth in the preceding sentence have not been met or with respect to other appropriate security, property, assets, business or entity, "Fair Value" shall mean the fair value of such item as determined by mutual agreement reached by the Holder and the Company or, in the event the parties are unable to agree, an opinion of an independent investment banking firm or firms in accordance with the following procedure. In the case of any event which gives rise to a requirement to determine "Fair Value" pursuant to this Agreement, the Company shall be responsible for initiating the process by which Fair Value shall be determined as promptly as practicable, but in any event within sixty (60) days following such event and if the procedures contemplated herein in connection with determining Fair Value have not been complied with fully, then any such determination of Fair Value for any purpose of this Agreement shall be deemed to be preliminary and subject to adjustment pending full compliance with such procedures. Upon the occurrence of an event requiring the determination of Fair Value, the Company shall give the Holder(s) of the Warrant notice of such event, and the Company and the Holders shall engage in direct good faith discussions to arrive at a mutually agreeable determination of Fair Value.

          In the event the Company and the Holder(s) (as hereinafter defined) are unable to arrive at a mutually agreeable determination within thirty (30) days of the notice, the Company and the Holder(s) of the Warrant (who, if more than one, shall agree among themselves by a majority) shall each retain a separate independent investment banking firm of national reputation (which firm, in either case, may be the independent investment banking firm regularly retained by the Company or any such Holder). Such firms shall jointly determine the Fair Value of the security, property, assets, business or entity, as the case may be, in question and deliver their opinion in writing to the Company and to such Holder within thirty (30) days of their retention. In no event shall the marketability, or lack thereof, or lack of registration of a security be a factor in determining the "Fair Value" of such security.

          If such firms cannot jointly make such determination within such 30-day period, then, unless otherwise directed by agreement of the Company and the Holder(s) of a majority or more of the Warrant, such firms, in their sole discretion, shall choose another independent investment banking firm of the Company or such Holder(s), which firm shall make such determination and render such an opinion. In either case, the determination so made shall be conclusive and binding on the Company and such Holder(s). The fees and expenses of the investment banking firm retained by Holder(s) pursuant to this provision shall be borne by Holder(s). The fees and expenses of all other investment banking firms retained pursuant to this provision shall be borne by the Company.

          "HOLDER" or "HOLDERS" shall mean the Person(s) then registered as the owner(s) of the Warrant or Warrant Securities, as the case may be, on the books and records of the Company.

          "PERSON" shall mean any individual, corporation, partnership, limited liability company, association, joint-stock company, trust, estate, unincorporated organization, joint venture, court or governmental or political subdivision or agency thereof.

          "PREFERRED STOCK" shall mean Preferred Stock, $1.00 par value per share, of the Company.

          "REGISTRABLE SECURITIES" shall have the meaning assigned to it in
SECTION 6.01 hereof.

          "SCHEDULES" shall mean the Schedules to the Subordinated Loan
Agreement.

          "SUBSIDIARY" shall mean any corporation as to which an aggregate of more than 50% of the outstanding voting stock is at any time directly or indirectly owned by the Company, or by one or more of its Subsidiaries or by the Company and one or more of its Subsidiaries.

          "WARRANT SECURITIES" shall mean the shares of Common Stock (or other securities representing Common Stock) purchasable or purchased from time to time under the Warrant or acquired upon any transfer of any such shares, together with all additional securities received in payment of dividends or distributions on or splits of those securities or received as a result of the adjustments provided for in ARTICLE V hereof.

                                     II.  WARRANT

          On the date hereof, the Company will grant to BWHI, for good and valuable consideration, the Warrant in the form attached as EXHIBIT A hereto. BWHI and any subsequent Holder of the Warrant and of Warrant Securities shall have the rights and obligations provided for in the Warrant and in this Agreement.

                 III.  REPRESENTATIONS AND WARRANTIES OF THE COMPANY

          The Company hereby represents and warrants as follows:

          (a) The execution and delivery of this Agreement and the Warrant have been duly and properly authorized by all requisite corporate action of the Company and its board of directors, and, except as disclosed in the DISCLOSURE SCHEDULE AND THE Schedules, no consent of any other Person is required as a prerequisite to the validity and enforceability of this Agreement and the Warrant that has not been obtained. The Company has the full legal right, power and authority to execute and deliver this Agreement and the Warrant and to perform its obligations hereunder and thereunder. When issued and delivered pursuant to this Agreement, the Warrant will have been duly executed, issued and delivered and will constitute valid and legally binding obligations of the Company entitled to the benefits provided herein and therein.

          (b) Except as set forth in the DISCLOSURE SCHEDULE AND THE Schedules, the Company is not a party to or otherwise subject to any contract or agreement which restricts or otherwise affects its right or ability to execute and deliver this Agreement or the Warrant or to perform any obligation hereunder or thereunder (including, without limitation, issuance of the Warrant Securities). Neither the execution or delivery of this Agreement or the Warrant, nor compliance therewith (including, without limitation, issuance of the Warrant Securities), will conflict with, or result in a breach of the terms, conditions or provisions of, or constitute a default under, or result in any violation of, or result in the creation of any material lien upon any properties of the Company under, or require any consent, approval, or other action by, notice to or filing with any court or Governmental Person pursuant to the Certificate of Incorporation or By-laws of the Company, as currently in effect, any award of any arbitrator, or any material agreement, instrument or law to which the Company is subject or by which it is bound.

          (c) On the date hereof, the authorized capital stock of the Company will consist of: (i) 15,000,000 shares of Common Stock; (ii) 2,000,000 shares of Class B Common Stock, and (iii) 10,000,000 shares of Preferred Stock. As of September 27, 1996, the Company had issued and outstanding (A) 10,362,605 shares of Common Stock, (B) 839,332 shares of Class B Common Stock and (C) no shares of Preferred Stock. All such outstanding shares are validly issued, fully paid and nonassessable. Except as disclosed in the DISCLOSURE SCHEDULE, and the SCHEDULES, and except for the Warrant issued to BIB Holdings Bermuda L.H. ("BIB") in connection with the closing of the Subordinated Loan Agreement (the "BIB WARRANT"), there are no rights, options or warrants of any kind outstanding to purchase or acquire Common Stock or Class B Common Stock or any other ownership interest in the Company, nor are there other securities, obligations, agreements or rights of any kind outstanding which are exercisable for, convertible into or exchangeable for any Common Stock or Class B Common Stock or any other ownership interests in the Company or under the terms of which the parties thereto have the right to purchase or acquire Common Stock, Class B Common Stock or Common Stock Equivalents. Except as disclosed in the DISCLOSURE SCHEDULE and the SCHEDULES, and except for the BIB Warrant, the issuance by the Company of the Warrant and the Warrant Securities is not subject to any preemptive or similar right of any Person pursuant to statute, contract or understanding.

          (d) Except as provided in this Agreement and except as provided in the Subordinated Loan Agreement and BIB Warrant, the Company is not subject to any obligation to repurchase or otherwise acquire or retire any shares of capital stock. Except as disclosed in the DISCLOSURE SCHEDULE and except as provided in the Subordinated Loan Agreement and BIB Warrant, there is no commitment of the Company to issue any shares, warrants, options, or other such rights, or to distribute to holders of any class of its capital stock any evidences of indebtedness or assets, or to pay any Dividend or make any other distribution in respect thereof.

          (e) The Warrant is, and the Warrant Securities will be, issued by the Company to BWHI in a transaction exempt from registration and qualification under the applicable federal and state securities laws.

          (f) Except as disclosed in the DISCLOSURE SCHEDULE AND THE SCHEDULES, AND EXCEPT AS PROVIDED FOR IN THE SUBORDINATED LOAN AGREEMENT AND BIB WARRANT, there is not in effect on the date of this Agreement any agreement by the Company (other than this Agreement) pursuant to which any holders of securities of the Company have a right to cause the Company to register such securities under the Securities Act.

                                    IV.  COVENANTS

          Section 4.01 COVENANTS OF THE COMPANY. The Company hereby covenants and agrees that, during the term of this Agreement, unless all of the Holders of the Warrant agree otherwise in writing:

          (a) Each of the Warrant Securities issued and delivered upon the exercise of the Warrant and payment of the Exercise Price will be duly and validly authorized and issued, will be fully paid and nonassessable, and will not be subject to any unpaid tax or any lien, whether respecting their issuance to and purchase by the Holder of the Warrant or otherwise. The Company will take all such actions as may be necessary to assure that all such shares of Common Stock may be so issued without violation of any applicable law or governmental regulation or any requirements of any domestic securities exchange upon which shares of Common Stock may be listed.

          (b) The Company shall, but only to the extent shares of Common Stock are legally available and subject to the rights of BIB under the BIB Warrant which shall take precedence over BWHI's rights hereunder, reserve and at all times keep available for issuance an authorized number of shares of Common Stock sufficient to permit the full and immediate exercise of the Warrant and the full and immediate exercise, exchange and conversion of all other securities, options, warrants and other rights issued or granted by the Company.

          (c) The Company shall not permit the par value of its Common Stock to exceed, at any time, the Exercise Price and shall take all such actions as may be necessary or appropriate to ensure that it does not do so.

          (d) The Company shall not create or permit the existence of any class of common stock, preferred stock, or any class or series of securities having voting rights other than as may be required by statute, or any other class or series of securities having any liquidation, Dividend or other preference, other than the Common Stock, the Class B Common Stock and the Preferred Stock.

          (e) As soon as available, and in no event later than the dates filed with the SEC or any other Governmental Person or other regulatory authority, if such documents are so filed, the Company shall deliver to the Holder(s) of the Warrant and the Warrant Securities copies of (i) all annual, quarterly and monthly financial statements made available by the Company to its stockholders, (ii) all reports, notices and proxy or information statements sent or made available generally by the Company to its stockholders, and
(iii) all regular and periodic reports and all registration statements, prospectuses and other information filed by the Company with the Commission, relevant state authorities or any securities exchange, securities quotation system or other self-regulatory organization.

          (f) The Company shall cooperate with the Holder(s) of the Warrant and the Warrant Securities in supplying such information as may be reasonably necessary for the Holder(s) to complete and file any information or other reporting forms from time to time required by the Commission, relevant state authorities or any securities exchange, securities quotation system or other self-regulatory organization, including, without limitation, information pertaining to or required for the availability of any exemption from the securities laws for the sale, transfer or other disposition of the Warrant or any of the Warrant Securities.

          Section 4.02   INDEMNIFICATION.

          (a) In connection with any registration or qualification of Warrant Securities hereunder, the Company agrees that BWHI and each other Holder of the Warrant or any Warrant Securities purchased hereunder, any underwriter(s), and their respective directors, officers, employees, attorneys and agents, as well as each other Person (if any) controlling any of the foregoing Persons within the meaning of Section 15 of the Securities Act, or Section 20 of the Exchange Act, shall not incur any liability for acts and omissions arising out of or related directly or indirectly to the Warrant, the Warrant Securities, this Agreement, any registration statement or prospectus or any misstatement or omission of a material fact therein; and the Company hereby expressly waives any and all claims and actions which it now has or may hereafter at any time have against BWHI and each other Holder of the Warrant or underlying Warrant Securities, and their respective directors, officers, employees, attorneys and agents, arising out of or related directly or indirectly to any and all of the foregoing acts, omissions and circumstances, except insofar as such liability is caused by untrue statements or alleged untrue statements or omissions or alleged omissions and is based upon information furnished in writing by Holder expressly for use therein.

          (b) The Company agrees to defend, indemnify and hold harmless BWHI and each other Holder of the Warrant, this Agreement, or any Warrant Security purchased hereunder, any underwriter(s), and their respective directors, officers, employees, attorneys and agents, as well as each other Person (if any) controlling any of the foregoing Persons within the meaning of Section 15 of the Securities Act, or Section 20 of the Exchange Act, from and against any and all claims, liabilities, losses and expenses (including, without limitation, the disbursements, expenses and fees of their respective attorneys) that may be imposed upon, incurred by, or asserted against any of them, any of their respective directors, officers, employees, attorneys and agents, or any such control Person, under the Securities Act, the Exchange Act or any other statute or at common law, insofar as such losses, claims, damages or liabilities (or actions in respect thereof), arise out of or are related directly or indirectly to: (i) the Warrant or the Warrant
Securities, (ii) any registration statement or prospectus, (iii) any alleged untrue statement of any material fact contained, on the effective date thereof, in any registration statement under which such securities were registered under the Securities Act or the Exchange Act, or in any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereto, or (iv) any alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and shall reimburse such Persons for any legal or any other expenses reasonably incurred by such Persons in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any alleged untrue statement or alleged omission made in such registration statement, preliminary prospectus, prospectus or amendment or supplement in reliance upon and in conformity with written information furnished to the Company through an instrument duly executed by such respective Person specifically for use therein. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of any such indemnified Person, and shall survive the transfer of such securities by such Person. Promptly after receipt of notice of the commencement of any action in respect of which indemnity may be sought against the Company, the Company shall assume the defense of such action (including the employment of counsel, who shall be counsel reasonably satisfactory to the party seeking indemnity hereunder) and the payment of expenses insofar as such action shall relate to any alleged liability in respect of which indemnity may be sought against the Company. The Company shall not, except with the approval of each party being indemnified under this SECTION 4.02, consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to the parties being so indemnified of a release from all liability in respect to such claim or litigation.

          Section 4.03 LISTING ON THE SECURITIES EXCHANGE. The Company shall, at its expense, list on any securities exchange where it lists its Common Stock, and maintain and increase when necessary such listing of all outstanding Warrant Securities so long as any shares of Common Stock shall be so listed. The Company shall also so list on each securities exchange, and will maintain such listing of, any other securities which the holder of the Warrant shall be entitled to receive upon the exercise thereof if at the time any securities of the same class shall be listed on such securities exchange by the Company.

          Section 4.04 REPURCHASES AND REDEMPTIONS. Except as otherwise permitted under the Subordinated Loan Agreement and the BIB Warrant, the Company shall not repurchase or redeem any of its equity securities or any securities convertible into or exchangeable for such equity securities or any warrants or other rights to purchase such equity securities unless it concurrently makes a cash payment to the Holder(s) of the Warrant equal to the product of: (1) the quotient obtained by dividing (x) the aggregate amount of cash and the aggregate Fair Value of any property paid out by the Company in connection with any such repurchase or redemption by (y) the number of shares of Common Stock and Common Stock Equivalents outstanding immediately after such repurchase or redemption (excluding Warrant Securities) and (2) the number of shares of Common Stock issuable upon the exercise of the Warrant.

                                V.  ANTIDILUTION

          Section 5.01 NO DILUTION OR IMPAIRMENT. The Company hereby acknowledges that the initial number of shares issuable upon exercise of the Warrant was calculated based upon 2.60% of the number of shares of Common Stock, Class B Common Stock and Common Stock Equivalents outstanding and the representation of the Company that the number of shares of Common Stock and Common Stock Equivalents outstanding as of the date hereof (including the Warrant Securities) was Fifteen Million Four Hundred Two Thousand Eight Hundred Thirty (15,402,830) shares. If for any reason it shall hereafter be determined by the Company that the actual number of shares of Common Stock, Class B Common Stock and Common Stock Equivalents outstanding as of the Date hereof was different from the foregoing, the Company will notify the Holder(s) of such determination and if the Holder(s) does not dispute the same, the Company shall forthwith reissue the Warrant with an appropriate proportional increase in the Exercise Quantity to be effective from the Date hereof. If a Holder shall dispute such determination and the parties cannot otherwise resolve the dispute promptly and in good faith, then the Company shall appoint a firm of independent public accountants of recognized national standing (which may be the regular auditors of the Company), which shall give their opinion as to the adjustment, if any, to be made to the Exercise Quantity. Upon receipt of such opinion, the Company shall promptly mail a copy thereof to the Holder(s) of the Warrant and shall make the adjustment described therein.

          It is the intent of the parties hereto that, after giving effect to any exercise of the Warrant, the Holder(s) of the Warrant or Warrant Securities would collectively be the owner of 2.60% of the Common Stock and Common Stock Equivalents (or have the right to acquire 2.60% of the Common Stock and Common Stock Equivalents outstanding as such amount may be adjusted in the event of a cashless exercise of the Warrant according to
SECTION 2(a)(ii) or (iii) thereof or other adjustments contemplated herein), except such percentage may be reduced as a consequence of an issuance of Common Stock not requiring any adjustment in the Exercise Price resulting from any Adjustment Transaction in accordance with SECTION 5.02 or other adjustments contemplated herein.

          Upon any adjustment of the Exercise Price as provided in SECTION 5.02, the Exercise Quantity shall be adjusted so that the New Exercise Quantity shall be equal to the product of (x) the former Exercise Quantity and (y) the following fraction:

     THE EXERCISE PRICE IN EFFECT IMMEDIATELY PRIOR TO SUCH ADJUSTMENT
              The Exercise Price resulting from such adjustment

          EXHIBIT B hereto sets forth the formula and an illustrative example of the manner in which the adjustments contemplated herein should be applied.

          So long as any part of this Warrant is outstanding, then, without the prior written consent of the Holders of outstanding Warrant(s) evidencing a majority in number of the total number of Warrant Securities at the time purchasable upon the exercise of all then outstanding Warrant(s), the Company will not take any voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Agreement or the Warrant or impair the ability of the Holder(s) to realize the full intended economic value thereof, but will at all times in good faith assist in the carrying out of all such terms, and of the taking of all such action as may be necessary or appropriate in order to protect the rights of the Holder(s) of the Warrant against dilution or other impairment.

          Section 5.02   ADJUSTMENT.

          (a) In the event the Company, after the Date hereof, shall propose to consider or engage in an Adjustment Transaction, then, in each such event, the Company shall mail to the Holder of the Warrant notice of such proposed action, which shall specify the date on which the stock transfer books of the Company shall close, or a record shall be taken, for determining the holders of Common Stock entitled to receive the benefit of such Adjustment Transaction, or the date on which the Adjustment Transaction shall take place or commence, as the case may be, and the date as of which it is expected that holders of Common Stock of record shall be entitled to receive securities or other property deliverable upon such action, if any such date is to be fixed.
 Such notice shall be mailed at least thirty (30) days prior to the date upon which it is proposed that such action take place and twenty (20) days prior to any record date to determine holders of Common Stock entitled to receive
the benefit of such Adjustment Transaction.   If an Adjustment Transaction
occurs, the Exercise Price shall be adjusted by the Company so as to fairly preserve, without dilution, the purchase rights represented by the Warrant in accordance with SECTION 5.01 and otherwise with the essential intent and purposes hereof. If the Holder(s) of the Warrant disputes the adjustment of the Exercise Price made by the Company and the parties cannot otherwise resolve the dispute promptly and in good faith, then the Company shall at its expense appoint a firm of independent public accountants of recognized national standing (which may be the regular auditors of the Company), which shall give their opinion as to the adjustment, if any, to be made to the Exercise Price as the result of the relevant Adjustment Transaction. Upon receipt of such opinion, the Company shall promptly mail a copy thereof to the Holder(s) of the Warrant and shall make the adjustment described therein. An adjustment made pursuant to this SECTION 5.02(a) shall become effective immediately after the effective date of any such issue, sale, Dividend, subdivision, combination or reclassification.

          Anything herein to the contrary notwithstanding, the Company shall not be required to make any adjustment of the Exercise Price in the case of the issuance of shares of Common Stock upon the exercise in whole or part of the Warrant.

          (b)  Whenever the Exercise Price is adjusted as provided  in this
SECTION 5.02, the Company will, if requested, promptly obtain a certificate of a firm of independent public accountants of recognized national standing selected by the Board of Directors of the Company (who may be the regular auditors of the Company) setting forth the Exercise Price, and the Exercise Quantity as so adjusted, the computation of such adjustment and a brief statement of facts accounting for such adjustment, and will retain such certificate on file and mail to the Holder(s) of the Warrant a copy of such certificate from such firm of independent public accountants.

                               VI.  REGISTRATION RIGHTS

          Section 6.01 "PIGGYBACK" REGISTRATION RIGHTS. If at any time the Company shall determine to register under the Securities Act (including pursuant to a demand of any security holder of the Company exercising registration rights) any of its Common Stock (except securities to be issued solely in connection with any acquisition of any entity or business, shares issuable solely pursuant to employee benefit plans eligible for registration on SEC Form S-8 or shares to be registered on any registration form that does not permit secondary sales), it shall send to BWHI and to each of the Holder(s) written notice of such determination at least thirty (30) days prior to each such filing and, if within twenty (20) days after receipt of such notice, any Holder shall so request in writing, the Company shall use its best efforts to include in such registration statement (to the extent permitted by applicable regulation) all or any part of the Warrant Securities (collectively referred to in this ARTICLE VI as "REGISTRABLE SECURITIES") that such Holder requests to be registered, provided, however, that if, in connection with any offering involving an underwriting of Common Stock to be issued by the Company, the managing underwriter shall impose a limitation on the amount of Registrable Securities included in any such registration statement, then, to the extent that any Registrable Securities remain available for registration after the underwriter's cutback, the Company shall be obligated to include in such registration statement with respect to each Holder requesting inclusion only the product of: (i) the number of Registrable Securities with respect to which such Holder has requested inclusion hereunder and (ii) such Holder's pro rata share of the sum of all Registrable Securities permitted to be registered and all other securities of the Company, the holders of which Registrable Securities and other securities have requested that such securities be registered. Any Registrable Securities which are included in any underwritten offering under this SECTION
6.01 shall be sold upon such terms as the managing underwriters shall reasonably request but in any event shall be upon terms not less favorable than those upon which any other selling security holder shall sell any of its securities. If any Holder disapproves of the terms of such underwriting, such Holder may elect to withdraw therefrom by written notice to the Company and the underwriter. The Company shall use its best efforts to cause the managing underwriter or underwriters of a proposed underwritten offering (the "COMPANY UNDERWRITER") to permit the Holders who have requested to participate in the registration for such offering to include such Registrable Securities in such offering on the same terms and conditions as the securities of the Company included therein. Notwithstanding the foregoing, if the Company Underwriter delivers a written opinion to the Holders that the total amount or kind of securities which they, the Company and any other

Persons intend to include in such offering (the "TOTAL SECURITIES") is sufficiently large so as to prevent the Company from affecting a successful offering of the Total Securities, then the amount or kind of securities to be offered for the account of any members of management shall be reduced pro rata to the extent necessary to reduce the Total Securities to the amount recommended by the Company Underwriter, and if the amount or kind of Total Securities is still sufficiently large so as to prevent the Company from affecting a successful offering of the Total Securities, then the amount or kind of securities to be offered for the account of the Holders and any other Persons shall be reduced pro rata to the extent necessary to reduce the Total Securities to the amount recommended by the Company Underwriter. Notwithstanding the provisions of this SECTION 6.01, the Company shall have the right, at any time after it shall have given written notice pursuant to this SECTION 6.01 (irrespective of whether a written request for inclusion of Registrable Securities shall have been made), to elect not to file any such proposed registration statement or to withdraw the same after the filing and prior to the effective date thereof.

          Section 6.02 REQUESTED REGISTRATIONS. At any time, and from time to time upon the written request of BWHI or a majority-in-interest of the Holders, the Company effects the registration under the Securities Act of all or part of such Registrable Securities and specifying the number of Registrable Securities to be registered and the intended method of disposition thereof (a "REQUESTED REGISTRATION"), the Company will use its best efforts to affect the registration under the Securities Act of the Registrable Securities which the Company has been so requested to register by such Holder(s), and all to the extent requisite to permit the disposition (in accordance with the intended methods thereof) of the Registrable Securities so to be registered. Neither the Company nor any of its securityholders shall have the right to include any of the Company's securities (other than Registrable Securities) in a registration statement to be filed as part of a Requested Registration unless: (i) such securities are of the same class as the Registrable Securities and (ii) if such Requested Registration is an underwritten offering, the Company or such securityholders, as applicable, agree in writing to sell their securities on the same terms and conditions as apply to the Registrable Securities being sold. Notwithstanding anything herein to the contrary, the Company shall not be required to honor a request for a Requested Registration if: (a) the Company has previously affected one effective Requested Registration; (b) the Registrable Securities to be so registered do not constitute at least five percent (5%) of the total number of Registrable Securities then outstanding or issuable upon exercise or conversion of the warrants; or (c) such request is received by the Company
(i) less than ninety (90) days following the effective date of any previous registration statement filed in connection with a Requested Registration or
(ii) less than forty-five (45) days following the effective date of any previous registration statement filed in connection with a Piggyback Registration, regardless of whether any Holder exercised its rights under this Agreement with respect to such registration.

          Section 6.03 EFFECTIVENESS. If necessary to permit distribution of the Registrable Securities, the Company shall use its best efforts to maintain the effectiveness for up to one (1) year of the registration pursuant to which any of the Registrable Securities are being offered, and from time to time will amend or supplement such registration statement and the prospectus contained therein as and to the extent necessary to comply with the Securities Act and any applicable state securities statute or regulation. Notwithstanding the foregoing, if the registration by the Company of the resale of Registrable Securities is eligible for SEC Form S-3 or any successor to such form, the Company shall use its best efforts to maintain the effectiveness of the registration until all registered Registrable Securities are sold. The Holder shall notify the Company promptly of the completion of the offering of its Registrable Securities under any such effective registration statement.

          Section 6.04   FURTHER OBLIGATIONS OF THE COMPANY.   Whenever,
under the preceding Sections of this ARTICLE VI, the Company is required hereunder to register Registrable Securities, it agrees that it shall also do the following:

          (a) Furnish to each selling Holder such copies of each preliminary and final prospectus and any other documents as such Holder may reasonably request to facilitate the public offering of its Registrable Securities;

          (b) Use its best efforts to register or qualify the Registrable Securities to be registered pursuant to this ARTICLE VI under the applicable securities or blue sky laws of such jurisdictions as any selling Holder may reasonably request;

          (c) Furnish to each selling Holder: (i) a signed counterpart of an opinion of counsel for the Company, dated the effective date of the registration statement; and (ii) a copy of any "comfort" letters signed by the Company's independent public accountants who have examined and reported on the Company's financial statements included in the registration statement, covering substantially the same matters as are customarily covered in opinions of issuer's counsel and in accountants' "comfort" letters delivered to the underwriters in underwritten public offerings of securities;

          (d) Permit each selling Holder or such Holder's counsel or other representatives to inspect and copy such corporate documents and records as may reasonably be requested by them in connection with such registration; and

          (e) Furnish to each selling Holder, upon request, a copy of all documents filed and all correspondence from or to the Commission in connection with any such offering.

          Section 6.05 EXPENSES. Except for underwriters' discounts and brokerage commissions allocable to the Registrable Securities, the Company shall bear all costs and expenses of each registration contemplated in SECTIONS 6.01 and 6.02 including, but not limited to, printing, legal and accounting fees and expenses, SEC and NASD filing fees and blue sky fees and expenses in any jurisdiction in which the securities to be offered are to be registered or qualified.

          Section 6.06 TRANSFER OF REGISTRATION RIGHTS. The registration rights of the Holders of Registrable Securities under this ARTICLE VI shall inure to the benefit of and be exercisable by any transferee of Registrable Securities.

          Section 6.07   PARTICIPATION RIGHTS.

          The Company will not grant to any Person (other than BWHI, the Holders, any Affiliate thereof or any transferee of Registrable Securities under this ARTICLE VI) at any time on or after the date of this Agreement the right (a "PARTICIPATION RIGHT") to request the Company to register any securities of the Company under the Securities Act by reason of the exercise by any holder of its rights under this ARTICLE VI unless such Participation Right provides that such securities shall not be registered and sold at the same time if the managing underwriter for the offering, including the Registrable Securities, believes that sale of such securities would adversely affect the amount of, or price at which, the respective Registrable Securities being registered under this ARTICLE VI can be sold.

          The Company agrees: (1) not to affect any public or private sale or distribution of its securities, including a sale pursuant to Regulation D under the Securities Act, during the 10-day period prior to, and during the 90-day period beginning on, the date hereof of an underwritten offering made to pursuant to a registration statement filed pursuant to SECTION 6.02, and
(2) to cause each holder (other than BWHI, the Holders, any Affiliate thereof or any transferee of Registrable Securities under this ARTICLE VI) of its privately placed equity securities or convertible securities purchased from the Company at any time prior to, on or after the date of this Agreement to agree not to affect any public or private sale or distribution of any such securities during such period, including a sale pursuant to Rule 144 or Rule 144A under the Securities Act (except as part of such underwritten registration, if permitted).

          Notwithstanding anything in this ARTICLE VI to the contrary, in no event shall this ARTICLE VI be construed as prohibiting, restricting or impairing the Company's ability to comply with the registration rights agreements or the registration rights in any warrant it has: (i) entered into on or prior to the date hereof and (ii) disclosed on the DISCLOSURE SCHEDULE, THE SCHEDULES OR AS SET FORTH IN THE SUBORDINATED LOAN AGREEMENT AND BIB WARRANT.

                   VII.  TRANSFER OF WARRANT AND WARRANT SECURITIES

          Section 7.01   TRANSFER.   Except as set forth in SECTION 7.02
below, the Warrant and the Warrant Securities and all rights thereunder are transferable, in whole or in part, on the books of the Company to be maintained for such purpose, upon surrender of such Warrant at the office of the Company maintained for such purpose, together with a written assignment of such Warrant duly executed by the Holder hereof or its agent or attorney and payment of funds sufficient to pay any stock transfer taxes payable upon the making of such transfer. Upon such surrender and payment, the Company shall execute and deliver a new Warrant or Warrant in the name of the assignee or assignees and in the denominations specified in such instrument of assignment, and this Warrant shall promptly be canceled. If and when the transferred Warrant is assigned in blank, the Company may (but shall not be obliged to) treat the bearer thereof as the absolute owner of such Warrant for all purposes and the Company shall not be affected by any notice to the contrary. The transferred Warrant, if properly assigned in compliance herewith, may be exercised by an assignee for the purchase of shares of Common Stock without having a new Warrant issued. The Company will not close its stock transfer books against a transfer of the Warrant or the Warrant Securities or any exercise of the Warrant. Any such transfer or exercise tendered while such stock transfer books shall be closed shall be deemed effective immediately prior to such closure.

          Subject to SECTION 7.02 below, the Warrant may be divided or combined with other Warrant upon presentation at the aforesaid office of the Company, together with a written notice specifying the names and denominations in which new Warrant are to be issued, signed by the Holder thereof or its agent or attorney. Subject to compliance with this, as to any transfer which may be involved in such division or combination, the Company shall execute and deliver a new Warrant or Warrants in exchange for the Warrant or Warrants to be divided or combined in accordance with such notice.

          The Company shall pay all expenses, taxes (other than income taxes, if any, of the transferee) and other charges incurred by the Company in the performance of its obligations in connection with the preparation, issue and delivery of Warrant under this Section. The Company agrees to maintain at its aforesaid office books for the registration and transfer of the Warrant. Notwithstanding any provision to the contrary contained herein, the Warrant and the Warrant Securities shall be transferable only in compliance with the provisions of the Securities Act and applicable state securities laws in respect of the transfer of any Warrant or any Warrant Securities.

          Section 7.02   TRANSFER RESTRICTIONS.   Neither this Warrant
Agreement, the Warrant nor the Warrant Securities, when issued, have been registered under the Securities Act or under the securities laws of any state. Neither this Agreement, the Warrant nor the Warrant Securities, when
issued, may be transferred:   (a) if such transfer would constitute a
violation of any federal or state securities laws or a breach of the conditions to any exemption from registration thereunder and (b) unless and until one of the following has occurred: (i) registration of this Agreement, the Warrant or the Warrant Securities, as the case may be, under the Securities Act, and such registration or qualification as may be necessary under the securities laws of any state, have become effective, or (ii) the Holder has delivered evidence reasonably satisfactory to the Company that such registration or qualification is not required.

          Each certificate for Warrant Securities issued upon exercise of a Warrant and each certificate issued to a subsequent transferee, unless at the time of exercise such Warrant Securities are registered under the Securities Act, shall bear a legend substantially in the following form (and any additional legends required by law) on the face thereof:

          THE WARRANT SECURITIES TO BE RECEIVED UPON EXERCISE OF THE WARRANT HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR QUALIFIED UNDER ANY STATE

          SECURITIES LAWS. THE WARRANT SECURITIES MAY NOT BE OFFERED, SOLD, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED, WHETHER OR NOT FOR CONSIDERATION, IN THE ABSENCE OF (1) AN EFFECTIVE REGISTRATION STATEMENT AND QUALIFICATION IN EFFECT WITH RESPECT TO THE WARRANT SECURITIES UNDER THE SECURITIES ACT AND UNDER ANY APPLICABLE STATE SECURITIES LAWS OR (2) AN EXEMPTION FROM SUCH REGISTRATION AND QUALIFICATION.

          Section 7.03   REPLACEMENT OF INSTRUMENTS.   Upon receipt by the
Company of evidence reasonably satisfactory to it of the ownership of and the loss, theft, destruction or mutilation of any certificate or instrument evidencing any Warrant or Warrant Securities, and (a) in the case of loss, theft or destruction, upon receipt by the Company of indemnity reasonably satisfactory to it (provided that, if the owner of the same is a commercial bank or an institutional lender or investor, its own agreement of indemnity shall be deemed to be satisfactory), or (b) in the case of mutilation, upon surrender and cancellation thereof, the Company, at its expense, will execute, register and deliver, in lieu thereof, a new certificate or instrument for (or covering the purchase of) an equal number of Warrant or Warrant Securities.

                                 VIII.  MISCELLANEOUS

          Section 8.01 TERM. Except as otherwise expressly provided in this Agreement or the Warrant, this Agreement shall expire seven (7) years after the date hereof, provided that the Company's obligations to honor an exercise of the Warrant given prior to such expiration or to perform any obligation continue and survive notwithstanding the expiration of this Agreement.

          Section 8.02   NO WAIVER UNDER OTHER AGREEMENTS.   The terms and
provisions contained in this Agreement are not intended and shall not be construed to waive, modify, repeal, stay, diminish or otherwise impair or affect in any manner whatsoever any right or remedy of BWHI or the Holder(s) under the Company's Certificate of Incorporation, By-laws or similar agreements.

          Section 8.03   RELIANCE.   Each party to this Agreement shall be
entitled to rely upon any notice, consent, certificate, affidavit, statement, paper, document, writing or other communication reasonably believed by that party to be genuine and to have been signed, sent or made by the proper Person or Persons.

          Section 8.04 NOTICE. All notices and other communications provided for in this Agreement shall be in writing and delivered by registered or certified mail, postage prepaid, or delivered by overnight courier (for next Business Day delivery) or telecopied, addressed as follows, or at such other address as any of the parties hereto may hereafter designate by notice to the other parties given in accordance with this SECTION:

               1)   if to the Company:

                    Brothers Gourmet Coffees, Inc.
                    One Boca Place
                    2255 Glades Road
                    Boca Raton, Florida  33431
                    Attn: Donald D. Breen, President & CEO
                    Telephone:  (407) 995-2638
                    Telecopy:  (407) 241-6690

                    With a copy of any notice to:

                    Brownstein Hyatt Farber & Strickland, P.C.
                    22nd Floor, 410 Seventeenth Street
                    Denver, Colorado  80202
                    Attn: John L.  Ruppert, Esq.
                    Telephone: (303) 534-6335
                    Telecopy:  (303) 623-1956

               2)   if to BWHI:

                    Brothers Warrant Holdings I, A California General
                     Partnership
                    150 South Rodeo Drive, Suite 100
                    Beverly Hills, California  90212
                    Attn: Rick Bloom
                    Telephone: (310) 246-3700
                    Telecopy:  (310) 246-3642

                    With a copy of any notice to:

                    Nida & Maloney
                    801 Garden Street, Suite 201
                    Santa Barbara, California  93101
                    Attn: C.  Thomas Hopkins, Esq.
                    Telephone: (805) 568-1151
                    Telecopy:  (805) 568-1955


          Section 8.05   ENFORCEMENT.   The Company acknowledges that the
Holders may proceed to exercise or enforce any right, power, privilege, remedy or interest that they may have under this Agreement or applicable law without notice, except as otherwise expressly provided herein, without pursuing, exhausting or otherwise exercising or enforcing any other right, power, privilege, remedy or interest that they may have against or in respect of any other party, or any other Person or thing, and without regard to any act or omission of such party or any other

Person.

          Section 8.06   EQUITABLE RELIEF.   Each party acknowledges and
agrees that it would be impossible to measure in money the damage in the event of a breach of any of the terms and provisions of this Agreement by any party hereto, and that, in the event of any such breach, there may not be an adequate remedy at law, although the foregoing shall not constitute a waiver of any of the party's rights, powers, privileges and remedies against or in respect of a breaching party, any other person or thing under this Agreement or applicable law. It is therefore agreed that, in addition to all other such rights, powers, privileges and remedies that it may have, each party shall be entitled to injunctive relief, specific performance or such other equitable relief as such party may request to exercise or otherwise enforce any of the terms and provisions of this Agreement and to enjoin or otherwise restrain any act prohibited thereby, and no party will urge, and each party hereby waives, any defense that there is an adequate remedy available at law.

          Section 8.07   INTERPRETATION; HEADINGS; SEVERABILITY.

          (a) The parties acknowledge and agree that since each party and its counsel have reviewed and negotiated the terms and provisions of this Agreement and have contributed to its revision, the normal rule of construction to the effect that any ambiguities are resolved against the drafting party shall not be employed in the interpretation of this Agreement, and its terms and provisions shall be construed fairly as to all parties hereto and not in favor of or against any party, regardless of which party was generally responsible for the preparation of this Agreement.

          (b) The Section and other headings contained in this Agreement are for reference purposes only and shall not affect the meaning or interpretation of this Agreement.

          (c) In the event that any term or provision of this Agreement shall be finally determined to be superseded, invalid, illegal or otherwise unenforceable pursuant to applicable law by a governmental authority having jurisdiction and venue, determination shall not impair or otherwise affect the validity, legality or enforceability: (i) by or before that authority of the remaining terms and provisions of this Agreement, which shall be enforced as if the unenforceable term or provision were deleted, or (ii) by or before any other authority of any of the terms and provisions of this Agreement.

          (d) If any period of time specified in this Agreement expires on a day that is not a Business Day, that period shall be extended to and expire on the next succeeding Business Day.

          Section 8.08    SURVIVAL OF COVENANTS.   Each of the covenants and
other agreements of the parties contained in this Agreement shall be absolute and, except as otherwise expressly provided, unconditional, shall survive the execution and delivery of this Agreement and shall continue in full force and effect until the term of this Agreement has expired, and thereafter with respect to events occurring prior thereto.

          Section 8.09    NO REQUIRED EXERCISE.   No term or provision of the
Warrant or this

Agreement is intended to require, nor shall any such term or provision be construed as requiring, any Holder of the Warrant to exercise or put the Warrant.

          Section 8.10 BINDING EFFECT. This Agreement shall be binding upon and enforceable against the parties hereto and their respective successors and assigns.

          Section 8.11 NO WAIVER BY ACTION. The failure or delay of a party at any time or times to require performance of, or to exercise its rights with respect to, any term or provision of this Agreement (except as otherwise expressly provided herein) shall not affect its right at a later time to enforce any such provision.

          Section 8.12 WAIVER; MODIFICATION; AMENDMENT. Each and every modification to and amendment of this Agreement shall be in writing and signed by the Company, BWHI (if at that time BWHI is a Holder) and by the Holders of a majority in interest of all issued and unissued Warrant Securities. Each and every waiver of and consent to any departure from any term or provision hereof (except as otherwise provided herein) shall be in writing and signed by BWHI (if at that time it is a Holder) and by the Holders of a majority in interest of all issued and unissued Warrant Securities and by each party against whom enforcement of the waiver or consent may be sought.

          Section 8.13 ENTIRE AGREEMENT. This Agreement and the Warrant contain the entire agreement of the parties and supersede all other representations, warranties, agreements and understandings, oral or otherwise, among the parties hereto with respect to the matters contained herein, except as otherwise provided herein.

          Section 8.14 CERTIFICATE. BWHI shall have received a certificate, dated the date of this Agreement, of the Secretary or an Assistant Secretary of the Company, attaching a true and complete copy of the resolutions of the Board of Directors of the Company, and of all documents evidencing other necessary corporate or shareholder action (in form and substance satisfactory to BWHI and to its counsel) taken by the Company in connection with the matters contemplated by this Agreement.

          Section 8.15 NO INCONSISTENT AGREEMENTS OR RIGHTS. The Company shall not enter into any agreement with respect to its securities that is inconsistent with the rights granted to the Holders in this Agreement.

          Section 8.16 GOVERNING LAW; CONSENT TO JURISDICTION; WAIVER OF JURY TRIAL. THIS AGREEMENT, THE WARRANT AND THE WARRANT SECURITIES AND ALL AMENDMENTS, SUPPLEMENTS, WAIVERS AND CONSENTS RELATING HERETO OR THERETO SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF CALIFORNIA WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW. THE COMPANY HEREBY IRREVOCABLY SUBMITS ITSELF TO THE NON-EXCLUSIVE JURISDICTION OF THE STATE AND FEDERAL COURTS SITTING IN THE STATE OF CALIFORNIA AND AGREES AND

CONSENTS THAT SERVICE OF PROCESS MAY BE MADE UPON IT IN ANY LEGAL PROCEEDINGS RELATING HERETO BY ANY MEANS ALLOWED UNDER CALIFORNIA, COLORADO OR FEDERAL LAW. THE COMPANY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUCH PROCEEDING BROUGHT IN SUCH COURT AND ANY CLAIM THAT ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. THE COMPANY SHALL APPOINT AN AGENT FOR SERVICE OF PROCESS IN CALIFORNIA AND SHALL NOTIFY BWHI IN WRITING OF SUCH APPOINTMENT AND ANY FUTURE CHANGE THEREIN. THE COMPANY AND BWHI EACH HEREBY AGREE TO WAIVE ITS RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT, THE SECURITIES OR ANY OTHER AGREEMENTS RELATING TO THE SECURITIES OR ANY DEALINGS BETWEEN THEM RELATING TO THE SUBJECT MATTER OF THIS TRANSACTION. NOTWITHSTANDING ANYTHING TO THE CONTRARY HEREIN, THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING, AND THE WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT, THE WARRANT, THE WARRANT SECURITIES OR ANY OTHER DOCUMENTS OR AGREEMENTS RELATING THERETO.

                               [Signature page follows]

          IN WITNESS WHEREOF, the parties hereto have caused this Warrant Agreement to be executed as of the day and year first above written.

                                   BWHI:

                                   BROTHERS WARRANT HOLDINGS I,
                                   A CALIFORNIA GENERAL PARTNERSHIP


                                   By:
                                       --------------------------------------
                                       Name:
                                       Title:


                                   THE COMPANY:

                                   BROTHERS GOURMET COFFEES, INC.,
                                   a Delaware corporation


                                   By:
                                        ------------------------------------
                                        Name:
                                        Title:

                                  Exhibit A

                                      to

                              Warrant Agreement


                                   WARRANT

                      EXHIBIT B TO WARRANT AGREEMENT

THE FOLLOWING IS ONLY FOR EXAMPLE PURPOSES

BOLD FIGURES ARE INPUTS

Example:  1000 shares are issued for $1000 on the day after the Closing
___________    OSBEFORE  Outstanding shares (including options and warrants)
                         before adjustment

$__________    FVBEFORE  Fair Value (per share) before adjustment

$__________    EPBEFORE  Exercise Price of Warrants before adjustment

___________    OWBEFORE  Number of Warrants before adjustment

_________%     Fully diluted ownership before adjustment

$__________    CR        Consideration received or to be received for new shares
                         or warrants

___________    OSAFTER   Outstanding shares after sale but before Warrant
                         adjustment

$__________    EPAfter   Exercise Price after adjustment

___________    OWAfter   Number of Warrants after adjustment

$__________    FVAfter   Fair Value (per share) after adjustment

_________%     Fully diluted ownership after dilution

          $__________    EPAfter = lesser of    (OSBefore x EPBefore + CR)/OSAfter

                                                             or

          $__________                           EPBefore x (OSBefore x FVBefore + CR)/
                                           OSAfter/ FVBefore

___________  OWAfter =                          EPBefore x OWBefore/EPAfter

THE WARRANT SECURITIES TO BE RECEIVED UPON EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR QUALIFIED UNDER ANY STATE SECURITIES LAWS. THE WARRANT SECURITIES MAY NOT BE OFFERED, SOLD, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED, WHETHER OR NOT FOR CONSIDERATION, IN THE ABSENCE OF (1) AN EFFECTIVE REGISTRATION STATEMENT AND QUALIFICATION WITH RESPECT TO THE WARRANT SECURITIES UNDER THE SECURITIES ACT AND UNDER ANY APPLICABLE STATE SECURITIES LAWS OR (2) AN EXEMPTION FROM SUCH QUALIFICATION AND REGISTRATION.

THIS WARRANT AND THE SECURITIES ISSUABLE UPON THE EXERCISE HEREOF ARE SUBJECT TO THE TERMS AND PROVISIONS OF A WARRANT AGREEMENT DATED AS OF EVEN DATE HEREWITH, BETWEEN BROTHERS GOURMET COFFEES, INC. AND BROTHERS WARRANT HOLDINGS 1, A CALIFORNIA GENERAL PARTNERSHIP (AS THE SAME MAY BE SUPPLEMENTED, MODIFIED, AMENDED, EXTENDED OR RESTATED FROM TIME TO TIME, THE "WARRANT AGREEMENT'). AMONG OTHER THINGS, THE WARRANT AGREEMENT CONTAINS PROVISIONS FOR RESTRICTIONS ON TRANSFER AND REGISTRATION RIGHTS. COPIES OF THE WARRANT AGREEMENT ARE AVAILABLE AT THE EXECUTIVE OFFICES OF THE COMPANY.

                        COMMON STOCK PURCHASE WARRANT



                      EFFECTIVE DATE: DECEMBER 27, 1996

Capitalized terms used and not otherwise defined in this Warrant shall have the meanings respectively assigned to them in the Warrant Agreement referred to in the legend above.

BROTHERS GOURMET COFFEES, INC., a Delaware corporation, having its executive offices at One Boca Place, 2255 Glades Road, Boca Raton, Florida 33431 (the "COMPANY"), does hereby certify and agree that, for good and valuable consideration (the existence, sufficiency and receipt of which are hereby acknowledged by the Company), BROTHERS WARRANT HOLDINGS I, A CALIFORNIA GENERAL PARTNERSHIP, its successors and assigns ("HOLDER"), hereby is entitled to purchase from the Company, during the term set forth in Section I hereof, up to an aggregate amount of 400,000 shares (the "EXERCISE QUANTITY") of duly authorized, validly issued, fully paid and non-assessable shares of Common Stock, par value

US$.0001 per share, of the Company (the "COMMON Stock"), all upon the terms and provisions and subject to adjustment of such Exercise Quantity provided in the Warrant Agreement and this Common Stock Purchase Warrant (the "WARRANT"). The exercise price per share of Common Stock for which this Warrant is exercisable shall be $3.4375 per share (the "EXERCISE PRICE").

          1. TERM OF THE WARRANT. The term of this Warrant commences as of the date hereof, and shall expire at 5:00 P.M., New York City time, on the seventh anniversary hereof. In the event that this Warrant would expire on a day that is not a Business Day, then the term of this Warrant automatically shall be extended to 5:00 P.M., New York City time, on the next succeeding Business Day.

          2.   EXERCISE OF WARRANT.

          (a) This Warrant may be exercised by the Holder of this Warrant at any time during the term hereof in whole, or in part from time to time (but not for fractional shares, unless this Warrant is exercised in whole), by presentation and surrender of this Warrant to the Company, together with the annexed Exercise Form duly completed and executed and payment in the aggregate amount equal to the Exercise Price multiplied by the number of shares of Common Stock being purchased. At the option of Holder, payment of the Exercise Price may be made either by (i) certified check payable to the order of the Company, (ii) surrender of certificates then held representing, or deduction from the number of shares issuable upon exercise of this Warrant, of that number of shares which has an aggregate Fair Value determined in accordance with the Warrant Agreement on the date of exercise equal to the aggregate Exercise Price for all shares to be purchased pursuant to this Warrant or (iii) by any combination of the foregoing methods. Upon the Company's receipt of this Warrant, the completed and signed Exercise Form and the requisite payment, the Company shall issue and deliver (or cause to be delivered) to the exercising Holder stock certificates aggregating the number of shares of Common Stock purchased. In the event of a partial exercise of this Warrant, the Company shall issue and deliver to the Holder a new Warrant at the same time such stock certificates are delivered, which new Warrant shall entitle the Holder to purchase the balance of the Exercise Quantity not purchased in that partial exercise and shall otherwise be upon the same terms and provisions as this Warrant.

          (b) In the event the Holder of this Warrant desires that any or all of the stock certificates to be issued upon the exercise hereof be registered in a name or names other than that of the Holder of this Warrant, the Holder must (i) so request in writing at the time of exercise if the transfer is not a registered transfer, (ii) provide to the Company an opinion of counsel reasonably satisfactory to the Company to the effect that the proposed transfer may be effected without registration under the Securities Act, and (iii) pay to the Company funds sufficient to pay all stock transfer taxes (if any) payable in connection with the transfer and delivery of such stock certificates.

          (c) Upon the due exercise by the Holder of this Warrant, whether in whole or in part, that Holder (or any other person to whom a stock certificate is to be so issued) shall be deemed for all purposes to have become the Holder of record of the shares of Common Stock for which this Warrant has been so exercised, effective immediately prior to the close of business on the date this Warrant, the completed and signed Exercise Form and the requisite payment were duly delivered to the Company, irrespective of the date of actual delivery of certificates representing such shares of Common Stock so issued.

          3.   SURRENDER OF WARRANT; EXPENSES.

          (a) Whether in connection with the exercise, exchange, registration of transfer or replacement of this Warrant, surrender of this Warrant shall be made to the Company during normal business hours on a Business Day (unless the Company otherwise permits) at the executive offices of the Company located at One Boca Place, 2255 Glades Road, Boca Raton, Florida 33431 or to such other office or duly authorized representative of the Company as from time to time may be designated by the Company by written notice given to the Holder of this Warrant.

          (b) The Company shall pay all costs and expenses incurred in connection with the exercise, registering, exchange, transfer, replacement or put of this Warrant, including the costs of preparation, execution and delivery of warrants and stock certificates, and shall pay all taxes (other than any taxes measured by the income of any Person other than the Company) and other charges imposed by law payable in connection with the transfer or replacement of this Warrant.

          4.   WARRANT REGISTER; EXCHANGE; TRANSFER; LOSS.

          (a) The Company at all times shall maintain at its chief executive offices an open register for all Warrants, in which the Company shall record the name and address of each Person to whom a Warrant has been issued or transferred, the number of shares of Common Stock or other securities purchasable thereunder and the corresponding purchase prices.

          (b) This Warrant may be exchanged for two or more warrants entitling the identical Holder hereof to purchase the same aggregate Exercise Quantity at the same Exercise Price per share and otherwise having the same terms and provisions as this Warrant. The identical Holder may request such an exchange by surrender of this Warrant to the Company, together with a written exchange request specifying the desired number of warrants and allocation of the Exercise Quantity purchasable under the existing Warrant.

          (c) This Warrant may be transferred only in accordance with the provisions of ARTICLE VII of the Warrant Agreement, in whole or in part, by the Holder or any duly authorized representative of such Holder. A transfer may be registered with the Company by submission to it of this Warrant, together with the annexed Assignment Form duly completed and executed, and if the transfer is not a registered transfer, an opinion of counsel reasonably satisfactory to The Company. Within five (5) Business Days after the Company's receipt of this Warrant and the Assignment Form so completed and executed, the Company will issue and deliver to the transferee a new Warrant representing the portion of the Exercise Quantity transferred at the same Exercise Price per share and otherwise having the same terms and provisions as this Warrant, which the Company will register in the new Holder' s name.

          (d) In the event of the loss, theft or destruction of this Warrant, the Company shall execute and deliver an identical new Warrant to the Holder in substitution therefor upon the Company's receipt of (i) evidence reasonably satisfactory to the Company of such event (with the affidavit of an institutional Holder being sufficient evidence), and (ii) if requested by the Company, an indemnity agreement from any institutional Holder or an indemnity bond from anyone else reasonably satisfactory in form and amount to the Company.

          (e) The Company will not close its books against the transfer of this Warrant or any of the Warrant Securities in any manner which interferes with the timely exercise of this Warrant. The Company will from time to time take all such action as may be necessary to assure that the par value per share of the unissued Common Stock acquirable upon exercise of this Warrant is at all times equal or less than the Exercise Price then in effect.

          5. RIGHTS AND OBLIGATIONS OF THE COMPANY AND THE HOLDER. The Company and the Holders of this Warrant are entitled to the rights and bound by the obligations set forth in the Warrant Agreement, all of which rights and obligations are hereby incorporated by reference herein. This Warrant shall not entitle its Holder to any rights of a stockholder in the Company (other than as provided in of this Warrant and the Warrant Agreement).

                    [remainder of page intentionally left blank]

          IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its duly authorized representative and its corporate seal, if any, to be impressed hereupon and attested to by its Secretary or Assistant Secretary.

                               BROTHERS GOURMET COFFEES, INC., a
                               Delaware corporation


                               By:
                                   ---------------------------------------
                                   Name:
                                   Title:


Attest:


----------------------------------
Secretary

                             COMMON STOCK WARRANT

                                EXERCISE FORM



Brothers Gourmet Coffees, Inc.
One Boca Place
2255 Glades Road
Boca Raton, Florida 33431
Attention:
           -------------------------

          The undersigned Holder of the within Warrant hereby irrevocably elects to exercise the within Warrant to the extent of [________] shares of Common Stock, $____ par value per share, of the Company.

          The undersigned herewith encloses the Warrant and

          / / a certificate representing that number of shares of Common Stock of the Company having an aggregate current market price of $_________ in payment of the Exercise Price;

          / / a check (payable to the order of the Company) in the amount of $_____________ in payment of the Exercise Price; and/or

          / / the undersigned hereby elects to effect a cashless exercise and authorizes the Company to deduct from the shares issuable upon exercise a number of shares of Common Stock of the Company having an aggregate current market price on the date hereof of $___________________.

                 Instructions for Registering the Securities
                  On the Stock Transfer Books of the Company


Name of Transferee:
                    --------------------------------------
State of Organization (if applicable)
                                     ---------------------
Federal Tax Identification or
          Social Security Number:
                                     ---------------------
Address:
         -------------------------------------------------

          If this exercise of the Warrant is not an exercise in full, then the undersigned Holder hereby requests that a new Warrant of like tenor (exercisable for the balance of the Exercise Quantity of shares of Common Stock underlying this Warrant) be issued and delivered to the undersigned Holder at the address on the warrant register of the Company.

Dated:
       -------------------   ----------------------------------------
                             (Name of Registered Holder - Please Print)

                             By:
                                 ------------------------------------
                             (Signature of Registered Holder or of Duly
                             Authorized Signatory)

                             Title:
                                      -------------------------------

                             COMMON STOCK WARRANT

                               ASSIGNMENT FORM

          FOR VALUE RECEIVED, the undersigned Holder of the within Warrant hereby sells, assigns and transfers unto the transferee whose name and address are set forth below all of the rights of the undersigned under the within Warrant (to the extent of the portion of the within Warrant being transferred hereby, which portion is __________________________).

Name of Transferee:
                    -----------------------------------------
State of Organization (if applicable)
                                      -----------------------
Federal Tax Identification or
          Social Security Number:
                                      -----------------------
Address:
                    -----------------------------------------

          If such portion of the Warrant being transferred shall not consist of all of the within Warrant, then the undersigned hereby requests that, as provided in the within Warrant, a new warrant of like tenor respecting the balance of the Exercise Quantity of shares of Common Stock underlying this Warrant not being transferred pursuant hereto be issued in the name of and delivered to the undersigned. The undersigned does hereby irrevocably constitute and appoint _________________________ attorney to register the foregoing transfer on the books of the company maintained for that purpose, with full power of substitution in the premises.

          / / As required by the Warrant, enclosed herewith is the opinion of legal counsel for the undersigned.

Dated:
       -------------------

                             ---------------------------------------------
                             (Name of Registered Holder - Please Print)

                             By:
                             ---------------------------------------------
                             (Signature of Registered Holder or of Duly
                             Authorized Signatory)

Title:
       -------------------